Marketing Summary
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                                                                       New Issue

PLEASE SEE RELATED PROSPECTUS SUPPLEMENT

DEAL:                      Merrill Lynch Mortgage Investors, Inc.
                           Resecuritization Pass-Through Certificates
SIZE:                      $614,390,000*  WM-1

                               Tranche                                      Spread/
Amount             Class         Type         S&P/Moodys        Index       Coupon         Mat.        WAL
------             -----        -----         ----------        -----       ------         ----        ---

$460,795,000*       A-1        Floating         A1+/P1        1m LIBOR         +__       11/27/01       .99

$153,595,000*       A-2        Fixed Pac        AAA/AAA         Fixed         6.50%      11/27/01       .99

*    Approximate

For information concerning certain risk factors that should be considered by prospective investors, see "risk factors" in prospectus supplement, prospectus and herein. Capitalized terms used herein and not otherwise defined have the meanings set forth in prospectus supplement and prospectus.

Underwriter:                    Merrill Lynch & Co.

Trustee:                        Wells Fargo Bank Minnesota, National Association

Depositor:                      Merrill Lynch Mortgage Investors, Inc.

Collateral Seller:              Washington Mutual ("WAMU")

Mortgage Collateral:            The pooled securities to be included in the
                                trust fund are listed in Appendix I of the prospectus supplement. As of the cut-off date, the pooled securities had an aggregate outstanding principal balance of approximately
                                $ 862,310,000. All of the pooled securities are rated in the highest long term investment rating category by one or more of Standard &
                                Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), Moody's
                                Investors Service, Inc. ("Moody's") or Fitch,
                                Inc.

                                The pooled securities represent 11 classes of residential mortgage-backed securities evidencing interests in 11 underlying trusts.

                                        1
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The information herein has been provided solely by Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.
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Est. Pricing Date:               October 26, 2000

Est. Settlement Date:            October 30, 2000

Cut-Off Date:                    October 25, 2000

2A(7) Eligibility:               Both the Class A1 and Class A2 will be
                                 2A(7)-eligible securities.

Credit Enhancement:              A combination of:
                                 1)Excess monthly cash flow
                                 2)Market Value Overcollateralization

Initial Class A1 & Class
A2 Market Value
Collateralization Level:         approximately 134%

Certificate Distribution Date:   The certificate distribution date in each month
                                 will be the second business day after the Pooled Securities Distribution Date occurring in such month, beginning in November 2000. The
                                 "Pooled Securities Distribution Date", which is the date in each month on which distributions of interest and principal are made on most of the pooled securities, is the 25th day of each month or, if such day is not a business day, the next business day.

Certificate Payments:            Payments with respect to the certificates will
                                 be made from distributions received on the pooled securities and proceeds from liquidation of the trust on the earlier of an "Early
                                 Liquidation Event" or the "Mandatory
                                 Liquidation" date of 11/27/01.

Priority of Distributions:       On each certificate distribution date, the
                                 trustee will apply amounts in the certificate account established under the Pooling Agreement representing Available Funds to make the following payments in the following order of priority, in each case to the extent of remaining Available Funds:

                                    first, interest accrued on the Class A-1 and Class A-2 Certificates, during the related Interest Accrual Period, pro rata,

                                        2
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The information herein has been provided solely by Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

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                                    plus any unpaid interest on the Class A-1
                                    and Class A-2 Certificates for any prior certificate distribution date;

                                    second, principal of the Class A-2
                                    Certificates up to the amount specified for such certificate distribution date on Appendix III to the prospectus supplement, but in any event not in excess of the Principal Distribution Amount for such certificate distribution date;

                                    third, principal of the Class A-1
                                    Certificates, up to the Principal
                                    Distribution Amount remaining after the
                                    distribution made in the preceding clause
                                    "second", until the class principal balance of the Class A-1 Certificates has been reduced to zero;

                                    fourth, principal of the Class A-2
                                    Certificates, up to the Principal
                                    Distribution Amount remaining after the
                                    distributions made in the preceding clauses
                                    "second" and "third", until the class
                                    principal balance of the Class A-2
                                    Certificates has been reduced to zero; and

                                    fifth, principal of the Class B
                                    Certificates, up to the Principal
                                    Distribution Amount remaining after the
                                    distributions made in the preceding clauses
                                    "second", "third" and "fourth", until the class principal balance of the Class B Certificates has been reduced to zero.



                                 Any Available Funds remaining after payment of the amounts specified in clauses "first" through "fifth" above will be paid to the owner of the Class R Certificate.

Mark-to-Market:                  The trustee will initially calculate the
                                 individual and aggregate market value of the pooled securities on a weekly basis. The
                                 Trustee will value the pooled securities by

                                        3
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The information herein has been provided solely by Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

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                                 obtaining quotes from the Merrill Lynch Pricing
                                 Service or such other pricing service selected by the Trustee and approved by the Rating Agencies.

                                 If, from the results of any weekly valuation, the trustee determines that the market value of the pooled securities is less than the greater of (i) 120% of the sum of the class principal balances of the outstanding Class A-1 and Class A-2 Certificates and (ii) the sum of the class principal balances of the Class A-1 and Class A-2 Certificates and 115% of the class principal balance of the Class B Certificates], the trustee shall value the pooled securities on a daily basis using the same procedures that the trustee uses to value the pooled securities on a weekly basis.

Mandatory Liquidation:           On November 20, 2001, the trustee will conduct,
                                 or cause to be conducted through an auction advisor, a market auction to sell all of the pooled securities (a "Mandatory Liquidation
                                 Event"). The proceeds from such sale will be applied to the payment, pro rata, of interest accrued on the Class A-1 and Class A-2
                                 Certificates and to the reduction, first, of the class principal balance of the Class A-1 and Class A-2 Certificates, pro rata, and second, of the class principal balance of the Class B Certificates, in each case, until reduced to zero. Any excess funds available after such application will be distributed to the owner of the Class R Certificate. See
                                 "Description of the Certificates - Mandatory
                                 Liquidation" in the prospectus supplement.

Early Liquidation Events:        An "Early Liquidation Event" means any one of
                                 the following events:
                                    (a) the market value of the pooled
                                    securities shall, at any time, be less than the greater of (i) 115% of the sum of

                                        4
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The information herein has been provided solely by Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

                                                               Marketing Summary
[LOGO]                                                Mortgage Backed Securities
                                                                       New Issue


                                    the class principal balances of the
                                    outstanding Class A-1 and Class A-2
                                    Certificates and (ii) the sum of the class principal balances of the Class A-1 and Class A-2 Certificates and 108.7% of the class principal balance of the Class B Certificates;

                                    (b) LIBOR for any Interest Accrual Period exceeds 8.91% per annum; and

                                    (c) The trust or the trust fund shall be required to register under the Investment Company Act of 1940, as amended.

                                 Upon the occurrence of an Early Liquidation
                                 Event the trustee will sell through a market auction, or cause to be sold through an auction advisor, all of the pooled securities in accordance with specified procedures. The proceeds from such sale will be applied to the payment, pro rata, of interest accrued on the Class A-1 and Class A-2 Certificates and to the reduction, first, of the class principal balance of the Class A-1 and Class A-2 Certificates, pro rata, and second, of the class principal balance of the Class B Certificates, in each case, until reduced to zero. Any excess funds available after such application will be distributed to the owner of the Class R Certificate. See "Description of the Certificates - Early Liquidation Event" in the prospectus supplement.

Liquidation Procedures:          Upon liquidation, the trust will sell the trust
                                 assets pursuant to the following procedures:

                                 o the Elective Purchaser will initially have the right to purchase the pooled securities at a price equal to 96% of the then current outstanding face amount thereof;

                                 o if the Elective Purchaser does not so
                                 purchase the pooled securities, the trustee will, in a market auction or through an

                                        5
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The information herein has been provided solely by Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

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[LOGO]                                                Mortgage Backed Securities
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                                 auction advisor, solicit bids from no fewer
                                 than three competitive bidders (one of which may be the depositor) who are dealers in such type of pooled securities;

                                 o the trustee will have the right, but not the obligation to accept the highest bid; and

                                 o notwithstanding the foregoing, the owner of the Class R Certificate will have the right, but not the obligation, to purchase the pooled securities at a price equal to 1/32 of one percent above the highest bid received by the trustee.

ERISA Considerations:            The Class A Certificates will be ERISA
                                 Eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal
                                 Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

SMMEA:                           Class A1 and Class A2 are SMMEA eligible.

Taxation:                        REMIC elections.

                                        6
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The information herein has been provided solely by Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

                                                               Marketing Summary
[LOGO]                                                Mortgage Backed Securities
                                                                       New Issue


Prospective investors should review the "Risk Factors" in the Prospectus Supplement and in the accompanying Prospectus before purchasing the certificates:

Prospectus Supplement
---------------------
-    Reselling certificates may be difficult.
- The ratings of the offered certificates reflect the likelihood that each class of offered certificates will receive timely distributions of all interest and ultimate distribution of all principal by the Final Scheduled Certificate Distribution Date.
- Uncertainty of payments on the underlying mortgage loans and the pooled securities may affect the yield on your certificates.
- A decrease in the market value of the pooled securities may cause an early termination of the trust, resulting in an adverse effect on the weighted average life of your certificates or on the yield on your certificates.
- Delays in payments on the pooled securities may cause delays in payments to you.
- Concentrations of underlying trustees and servicers may affect the timing of payments on your certificates.
- Any transfers of servicing may result in higher delinquencies on the underlying mortgage loans.
- Distributions on the pooled securities (including proceeds of liquidation) are the sole source of payments on the certificates.
- Interest rate mismatches between the pooled securities and the regular certificates may reduce amounts available to pay you.

Prospectus
----------
-    Limited Liquidity
- Limited Assets and Risk That Such Assets Will Not be Sufficient To Pay Securities in Full
- Risk That Prepayments Will Adversely Affect Average Life and Yields of Securities
- Mortgage Loans and Mortgaged Properties in General-Risk That Defaults by Obligors or Declines in the Value of Mortgaged Properties Will Result in Losses to Investors
- Junior Mortgage Loans-Risk That There Will Be Reduced or No Proceeds Available to Holders of Junior Lien Mortgage Loans
-    Credit Support Limitations-Risk That Credit Support Will Not Cover All
     Losses
                                        7
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The information herein has been provided solely by Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

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[LOGO]                                                Mortgage Backed Securities
                                                                       New Issue

- Subordination of the Subordinate Certificates; Effect of Losses on the Subordinate Securities
-    Balloon Payments-Risk That Obligor Will Not Be Able to Make Balloon Payment
- Optional Termination of a Trust Fund-Possibility, If Prospectus Supplement So Provides, that Amount Received May Be Less Than Outstanding Principal Amount Plus Accrued Interest
-    Certain Federal Tax Considerations Regarding REMIC Residual Certificates
-    Limited Nature of Ratings
-    Book-Entry Registration

FOR ADDITIONAL INFORMATION PLEASE CALL:

Asset Backed Securities Group
-----------------------------
Brodie Johnson                  (212) 449-4797
John Tartaglia                  (212) 449-5320
John Winchester                 (212) 449-5182
Ted Bouloukos                   (212) 449-5029

Trading/Syndicate
-----------------
Scott Soltas                    (212) 449-3659
Andy Beal                       (212) 449-4979
Dan Lonski                      (212) 449-4979
Terrence Mack                   (212) 449-3659
Brian Kane                      (212) 449-3659

ABS Trading
-----------
Vince Mora                      (212) 449-5320





The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.



                                        8
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The information herein has been provided solely by Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

                                                               Marketing Summary
[LOGO]                                                Mortgage Backed Securities
                                                                       New Issue



Merrill Lynch Mortgage Investors, Inc. Resecuritization
Pass-Through Certificates
$614,390,000*  WM-1


                Principal Balance                $ 862,310,676 (Estimated 10/00)

                # Of Securities                           11

                Net WAC                                   6.42 %

                Gross WAC                                 7.15 %

                WAL@ 150 PSA                              6.2 years


           CUSIP         Security                Bond Factor    Factor     Holding    Holding      Coupon
                                                                Date       Orig       Curr
                                                                           Face(m)    Face(m)
    1     00077BDU4     AMAC 1998-5 A4              0.69978655  09/25/00     92,921     65,025       6.00
    2     055240KP9     BAMS 1998-6 A2              0.80344487  09/25/00    159,863    128,441       6.25
    3     060506AC6     BOAMS 1999-1 A3             0.86281124  09/25/00    100,000     86,281       6.50
    4     060506BL5     BOAMS 1999-2 A2             0.88999213  09/25/00    100,000     88,999       6.50
    5     060506CU4     BOAMS 1999-4 A2             0.90036580  09/25/00     87,471     78,756       6.50
    6     16162TGL4     CHASE 1999-S4 A1            0.88541105  09/25/00    100,500     88,984       6.50
    7     66937RHM4     NSCOR 1998-33 A16           0.96461945  09/25/00     31,994     30,862       6.25
    8     66937RNG0     NSCOR 1999-4 A1             0.84700177  09/25/00     98,685     83,587       6.50
    9     76110YBR2     RFMSI 1999-S4 A1            0.86911914  09/25/00    100,000     86,912       6.50
   10     76110YDQ2     RFMSI 1999-S7 A7            0.89496329  09/25/00    100,000     89,496       6.50
   11     79548KH43     SAL 1999-2 A5               0.87101781  09/25/00     49,800     43,377       6.50

                                                                          1,021,234    870,720

                                        9
--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.